Datalogic International, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Khanh Nguyen, Chief Financial Officer of Datalogic International, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the annual report on Form 10-KSB of the Company for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               /s/ Khanh Nguyen
Date: April 8, 2004          ____________________________________________
                             Chief Financial Officer